File No. 33-02633
                                                   Rule No. 497(e)
                    STEIN ROE INCOME TRUST

                         Bond Funds
                         ----------
            Stein Roe Limited Maturity Income Fund
              Stein Roe Government Income Fund
              Stein Roe Intermediate Bond Fund
                  Stein Roe Income Fund

        Supplement to Prospectus dated November 1, 1995

     Effective February 1, 1996, a new Special Redemption Privilege will be available to shareholders of the Bond Funds. The Privilege permits you to request a redemption from your Fund account by phone and have the proceeds wired to your account at a commercial bank, previously designated by you, that is a member of the Federal Reserve System. The wire fee (currently $3.50 per transaction) will be deducted from the amount wired. If you also establish the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same. There is a $1,000 minimum and a $100,000 maximum amount on each Telephone Redemption by Wire. The Funds normally intend to pay proceeds of a Telephone Redemption by Wire on the next business day.

          The Date of this Supplement is February 1, 1996